Concentration and Risks	12 Months Ended
Dec. 31, 2020
Risks And Uncertainties [Abstract]
Concentration and Risks
3.	CONCENTRATION AND RISKS
(a)	Foreign exchange risk

The revenues and expenses of the Group's entities in the PRC are generally denominated in RMB and their assets and liabilities are denominated in RMB. The RMB is not freely convertible into foreign currencies. Remittances of foreign currencies into the PRC or remittances of RMB out of the PRC as well as exchange between RMB and foreign currencies require approval by foreign exchange administrative authorities and certain supporting documentation. The State Administration for Foreign Exchange, under the authority of the People's Bank of China, controls the conversion of RMB into other currencies.

(b)	Credit risk

The Group’s credit risk arises from cash and cash equivalents, restricted cash short-term investments, prepayments and other current assets, amount due from related parties and accounts receivable. The carrying amounts of these financial instruments represent the maximum amount of loss due to credit risk.

The Group expects that there is no significant credit risk associated with cash and cash equivalents, restricted cash and short-term investments which are held by reputable financial institutions in the jurisdictions where the Company, its subsidiaries and VIEs are located. The Group believes that it is not exposed to unusual risks as these financial institutions have high credit quality.

The Group has no significant concentrations of credit risk with respect to its prepayments and other current assets and amount due from related parties.

Accounts receivable are typically unsecured and are derived from revenue earned through third party consumers. The risk with respect to accounts receivable is mitigated by credit evaluations performed on them.

(c)	Concentration of customers and suppliers

There were no customers which individually represented greater than 10% of the total net revenue for the years ended December 31, 2018, 2019 and 2020. There were accounts receivable due from one of the Payment Channels, and due from two platform distributor customers which individually represented greater than 10% and totally contributed to 89% and 76% of the Group’s total accounts receivable as of December 31, 2019 and 2020, respectively.

There were purchases from three suppliers which individually represented greater than 10% and totally contributed to 57% of the total purchases amount for the year ended December 31, 2018.

There were purchases from two suppliers which individually represented greater than 10% and totally contributed to 50% of the total purchases amount for the year ended December 31, 2019 and the corresponding accounts payable due to these two suppliers individually represented greater than 10% and totally contributed to 50% of the Group’s total accounts payable as of December 31, 2019.

There were purchases from three suppliers which individually represented greater than 10% and totally contributed to 55% of the total purchases amount for the year ended December 31, 2020 and the corresponding accounts payable due to these three suppliers individually represented greater than 9% and totally contributed to 52% of the Group's total accounts payable as of December 31, 2020.